UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

INREIT Real Estate Investment Trust

(Exact name of registrant as specified in its charter)

North Dakota	000-54295	90-0115411
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1711 Gold Drive S., Suite 100 Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 353-2720

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 19, 2014, the shareholders ratified the Board’s amendment to the Amended and Restated Declaration of Trust amending Article III and Article X Section 10.3.2-.3 that was submitted for a vote at the annual meeting of shareholders.

On June 19, 2014, INREIT Real Estate Investment Trust (the “Company”) amended the Articles of Organization and the Declaration of Trust to change its name to Sterling Real Estate Trust, effective August 1, 2014. The Company, acting as the General Partner of INREIT Properties, LLLP also amended the Partnership’s Certificate of Limited Liability Limited Partnership and Amended Agreement of Limited Liability Limited Partnership to change its name to Sterling Properties, LLLP, effective August 1, 2014 and to make other technical changes.

The description herein of the Amended and Restated Declaration of Trust, Articles of Organization and Certificate of Limited Liability Limited Partnership is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amended and Restated Declaration of Trust, Articles of Organization, Certificate of Limited Liability Limited Partnership and Third Amended and Restated Limited Liability Limited Partnership of Sterling Properties, LLLP filed as Exhibits 5.01, 5.02, 5.03 and 5.04 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 19, 2014, INREIT Real Estate Investment Trust (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders approved all of the following proposals as stated in the Definitive Proxy Statement on Form DEF 14A filed with the SEC on April 30, 2014:

1.	Election of nine trustees to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The result of the votes to elect the nine trustees was as follows:

Nominee	For	Withheld	Broker Non-Vote
Clifford Fearing	3,299,931	4,527	39,280
Bruce W. Furness	3,287,986	16,472	39,280
James R. Hansen	3,299,931	4,527	39,280
Timothy Haugen	3,299,931	4,527	39,280
Timothy Hunt	3,299,931	4,527	39,280
Kenneth P. Regan	3,299,931	4,527	39,280
Richard Savageau	3,299,931	4,527	39,280
James S. Wieland	3,299,931	4,527	39,280
Lance R. Wolf	3,299,931	4,527	39,280

2.	Ratification of the Board’s amendment to the Amended and Restated Declaration of Trust amending Article III and Article X Section 10.3.2-.3. The proposal received: 3,277,678 votes For; 0 Against; 26,780 Abstained and 39,280 Broker Non-Votes.

3.	Ratification of the appointment of Baker Tilly Virchow Krause, LLP to serve as independent registered public accounting firm for the year ending December 31, 2014. The proposal received: 3,337,565 votes For; 0 Against; and 6,173 Abstained.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Title

5.01	Amendment No. 1 to First Amended and Restated Declaration of Trust

5.02	Amendment to Articles of Organization of INREIT Real Estate Investment Trust

5.03	Amendment to Certificate of Limited Liability Limited Partnership of INREIT Properties, LLLP

5.04	Third Amended and Restated Limited Liability Limited Partnership of Sterling Properties, LLLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INREIT Real Estate Investment Trust

Date: June 24, 2014	By:	/s/ Bradley J. Swenson
	Name:	Bradley J. Swenson
	Title:	President

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